AMENDMENT NO. 2 TO CREDIT AGREEMENT

     AMENDMENT No. 2 dated as of July 5, 1995 among ORBITAL SCIENCES CORPORATION (the "Company"), ORBITAL IMAGING CORPORATION and FAIRCHILD SPACE AND DEFENSE CORPORATION, the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent"), and J.P. MORGAN DELAWARE, as Collateral Agent.


                      W I T N E S S E T H :

     WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit and Reimbursement Agreement dated as of September 27, 1994 (as amended from time to time, the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2.     Additional Permitted Investment.
Section 5.07 of the Agreement is amended by:

          (i) deleting the preposition "and" at the end of clause (d) thereof;

          (ii) renumbering clause (e) thereof as clause (f); and

          (iii)     inserting a new clause (e) immediately
following clause (d) thereof, to read in its entirety as follows:

     "(e) Investments made by the Company or any of its Wholly-Owned Subsidiaries, substantially on the terms described by the Company to the Banks in the "Project
     Summary-American Space Lines" dated June, 1995, copies of which have been delivered to each of the Banks, in an aggregate principal amount not exceeding
     $68,000,000, in any entity or entities through which the Company or any of its Wholly-Owned Subsidiaries will participate in the development, construction, operation and/or marketing of the X-34 small reusable launch vehicles; and"

          SECTION 3. Waiver Under Company Security Agreement. The Banks waive (i) compliance by the Company with the terms of
Section 4(H) of the Company Security Agreement solely to the extent necessary to permit the Company to novate the Cooperative Agreement effective March 30, 1995 between the Company and the National Aeronautics and Space Administration and (ii) any Default arising under the Credit Agreement by reason of noncompliance by the Company with such Section solely as a result of such novation. Other than as specifically provided herein, this Section shall not operate as a waiver of any right, remedy, power or privilege of the Banks under any Financing Document or of any other term or condition of any Financing Document.

          SECTION 4.     New York Law.  This Amendment shall be
governed and construed in accordance with the laws of the State of New York.

          SECTION 5. Counterparts; Effectiveness. This Amendment may be singed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective upon receipt by the Administrative Agent of duly executed counterparts hereof signed by the Borrowers and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                              ORBITAL SCIENCES CORPORATION


                              By  /s/ Carlton B. Crenshaw
                              Title:  Sr. Vice President/Finance
                              & Administration and Treasurer


                              ORBITAL IMAGING CORPORATION


                              By  /s/ Carlton B. Crenshaw
                                   Title:  Chief Financial
                              Officer
                                   and Treasurer


                              FAIRCHILD SPACE AND DEFENSE
                              CORPORATION


                              By  /s/ Carlton B. Crenshaw
                                   Title:  Treasurer

                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK


                              By  /s/ Kevin J. O'Brien
                                   Title:  Vice President


                              THE BANK OF NOVA SCOTIA


                              By  /s/ J.R. Trimble
                                   Title:  Senior Relationship
                              Manager


                              SIGNET BANK/VIRGINIA


                              By  /s/ Ronald K. Hobson
                                   Title:  Vice President


                              NATIONSBANK, N.A.

                              By  /s/ James W. Gaittens
                                   Title:  Vice President


                              THE BANK OF TOKYO TRUST COMPANY

                              By  ______________________________
                                   Title:


                              THE DAIWA BANK, LIMITED

                              By  /s/ Kevin Rauschenberg
                                   Title:  Vice President

                              By  /s/ Louanne Baily
                                   Title:  Vice President and
                              Manager